Exhibit 99.1
W. P. Carey & Co. LLC
Supplemental Operating and Financial Data
For the Three Months Ended March 31, 2009

Important Disclosures About this Supplemental Package
As used in this supplemental package, the terms “the Company,” “we,” “us” and “our” include W. P. Carey & Co. LLC, its consolidated subsidiaries and predecessors, unless otherwise indicated.
Important Note Regarding Non-GAAP Financial Measures
This supplemental package includes non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), funds from operations (“FFO”), adjusted cash flow from operations, revenue diversification analysis and revenue stability analysis. A description of these non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures are provided in this supplemental package.
Forward-Looking Statements
This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. It is important to note that our actual results could be materially different from those projected in such forward-looking statements. You should exercise caution in relying on forward-looking statements as they involve known and unknown risks, uncertainties and other factors that may materially affect our future results, performance, achievements or transactions. Information on factors which could impact actual results and forward-looking statements contained herein is included in our filings with the SEC, including but not limited to our Form 10-K for the year ended December 31, 2008. We do not undertake to revise or update any forward-looking statements.

W. P. CAREY & CO. LLC
Supplemental Operating and Financial Data
For the Three Months Ended March 31, 2009

Contents
Company Overview	4
Financial Highlights	5
Reconciliation of Net Income to EBITDA	6
Reconciliation of Net Income to Funds From Operations (FFO)	7
Adjusted Cash Flow from Operating Activities	8
Revenue Diversification Analysis	9
Revenue Stability Analysis	10
Portfolio Debt Overview	11
Detailed Debt Summary	12
2009 Investment and Disposition Activity	14
Portfolio Analysis — Rent Contribution and Historical Occupancy	15
Portfolio Diversification Analysis by Property Type	16
Portfolio Diversification Analysis by Tenant Industry	17
Portfolio Diversification Analysis by Geography	18
Portfolio Lease Maturity Analysis	19
Consolidated Balance Sheets	20
Consolidated Statements of Income	21
Consolidated Statements of Cash Flows	22
Detailed Property Summary	23

W. P. CAREY & CO. LLC
Company Overview
March 31, 2009

Key Company Contacts		Executive Offices
Wm. Polk Carey	Chairman of the Board and Director	50 Rockefeller Plaza
Gordon F. Dugan	President, Chief Executive Officer and Director	New York, NY 10020
Thomas E. Zacharias	Managing Director, Chief Operating Officer	Tel: 1-800-WPCAREY or (212) 492-1100
Mark J. DeCesaris	Managing Director, Acting Chief Financial Officer	Fax: (212) 492-8922
Susan C. Hyde	Managing Director, Director of Investor Relations	Web Site Address: www.wpcarey.com

Banks
Bank of America, N.A.	Administrative and Documentation Agent
The Bank of New York	Syndication Agent
JPMorgan Chase Bank, N.A.	Syndication Agent
PNC Bank, N.A.	Syndication Agent

Analyst Coverage
David West	Davenport & Company, LLC
Stephanie M. Krewson	Janney Montgomery Scott LLC
Andrew T. DiZio	Janney Montgomery Scott LLC

	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
	2009	2008	2008	2008	2008
Stock Data (NYSE: WPC)
High Price	$24.00	$27.05	$31.08	$33.97	$34.62
Low Price	$16.15	$16.50	$23.44	$27.67	$25.79
Closing Price	$22.19	$23.43	$26.10	$28.71	$29.97

Distributions declared per share — annualized	$1.98	$1.98	$1.97	$1.95	$1.93

Distribution yield (annualized distribution / closing stock price)	8.94%	8.43%	7.54%	6.79%	6.43%

Shares outstanding at quarter end	39,117,568	39,589,594	40,024,035	39,656,675	39,536,581

Market value of outstanding shares at quarter end (in thousands)	$868,019	$927,584	$1,044,627	$1,138,543	$1,184,911

W. P. CAREY & CO. LLC
Financial Highlights (Unaudited)
(in thousands, except per share amounts)
These financial highlights include non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), funds from operations (“FFO”) and adjusted cash flow from operating activities. A description of these non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures is provided on the following pages.

	Three months ended
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
EBITDA
Investment management	$13,694	$13,079	$18,207	$15,774	$14,745
Real estate ownership	20,266	23,238	18,229	22,307	20,634

Total	$33,960	$36,317	$36,436	$38,081	$35,379

FFO
Investment management	$13,704	$11,415	$17,579	$14,664	$5,461
Real estate ownership	15,153	22,412	15,963	20,887	16,069

Total	$28,857	$33,827	$33,542	$35,551	$21,530

EBITDA Per Share (Diluted)
Investment management	$0.34	$0.32	$0.45	$0.39	$0.37
Real estate ownership	0.51	0.58	0.45	0.56	0.51

Total	$0.85	$0.90	$0.90	$0.95	$0.88

FFO Per Share (Diluted)
Investment management	$0.34	$0.28	$0.43	$0.36	$0.14
Real estate ownership	0.38	0.56	0.40	0.52	0.40

Total	$0.72	$0.84	$0.83	$0.88	$0.54

	Three months ended
	March 31, 2009	March 31, 2008
Adjusted Cash Flow From Operating Activities
Adjusted cash flow	$39,038	$38,655

Adjusted cash flow per share (diluted)	$0.98	$0.96

Distributions declared per share	$0.496	$0.482

Payout ratio (distributions per share/adjusted cash flow per share)	51%	50%

W. P. CAREY & CO. LLC
Reconciliation of Net Income to EBITDA (Unaudited)
(in thousands, except share and per share amounts)

	Three months ended
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
Investment Management
Net income from investment management attributable to W. P. Carey members	$7,331	$9,603	$11,201	$7,123	$6,931
Adjustments:
Provision for income taxes	5,765	2,246	5,846	7,556	6,784
Depreciation and amortization	598	1,230	1,160	1,095	1,030

EBITDA — investment management	$13,694	$13,079	$18,207	$15,774	$14,745

EBITDA per share (diluted)	$0.34	$0.32	$0.45	$0.39	$0.37

Real Estate Ownership
Net income from real estate ownership attributable to W. P. Carey members	$10,378	$12,297	$7,997	$12,725	$10,170
Adjustments:
Interest expense	4,329	4,710	5,004	4,532	5,043
Provision for (benefit from) income taxes	435	870	(7)	(134)	360
Depreciation and amortization	5,085	5,669	5,235	5,184	5,021
Reconciling items attributable to discontinued operations	39	(308)	—	—	40

EBITDA — real estate ownership	$20,266	$23,238	$18,229	$22,307	$20,634

EBITDA per share (diluted)	$0.51	$0.58	$0.45	$0.56	$0.51

Total Company
EBITDA	$33,960	$36,317	$36,436	$38,081	$35,379

EBITDA per share (diluted)	$0.85	$0.90	$0.90	$0.95	$0.88

Diluted weighted average shares outstanding	39,927,886	40,466,930	40,299,073	40,256,658	40,202,798

Non-GAAP Financial Disclosure
EBITDA as disclosed represents earnings before interest, taxes, depreciation and amortization. We believe that EBITDA is a useful supplemental measure for assessing the performance of our business segments, although it does not represent net income that is computed in accordance with GAAP. Accordingly, EBITDA should not be considered an alternative for net income as an indicator of our financial performance. EBITDA may not be comparable to similarly titled measures of other companies.

W. P. CAREY & CO. LLC
Reconciliation of Net Income to Funds From Operations (FFO) (Unaudited)
(in thousands, except share and per share amounts)

	Three months ended
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
Investment Management
Net income from investment management attributable to W. P. Carey members	$7,331	$9,603	$11,201	$7,123	$6,931
Amortization, deferred taxes and other non-cash charges	1,312	(1,283)	2,290	4,041	(2,554)
FFO from equity investments	5,061	3,095	4,088	3,500	1,084

FFO — investment management	$13,704	$11,415	$17,579	$14,664	$5,461

FFO per share (diluted)	$0.34	$0.28	$0.43	$0.36	$0.14

Real Estate Ownership
Net income from real estate ownership attributable to W. P. Carey members	$10,378	$12,297	$7,997	$12,725	$10,170
Loss on sale of real estate, net	135	—	—	—	—
Gain on extinguishment of debt, net (a)	(2,796)	—	—	—	—
Depreciation, amortization and other non-cash charges	5,174	7,594	6,764	5,389	3,561
Straight-line and other rent adjustments	180	172	(613)	659	669
Impairment charge	—	473	538	—	—
Gain on sale of investment in direct financing lease	—	—	(1,103)	—	—
FFO from equity investments	2,257	2,039	2,551	2,287	1,841
Noncontrolling interests’ share of FFO	(175)	(163)	(171)	(173)	(172)

FFO — real estate ownership	$15,153	$22,412	$15,963	$20,887	$16,069

FFO per share (diluted)	$0.38	$0.56	$0.40	$0.52	$0.40

Total Company
FFO	$28,857	$33,827	$33,542	$35,551	$21,530

FFO per share (diluted)	$0.72	$0.84	$0.83	$0.88	$0.54

Diluted weighted average shares outstanding	39,927,886	40,466,930	40,299,073	40,256,658	40,202,798

Non-GAAP Financial Disclosure
Funds from operations (FFO) is a non-GAAP financial measure that is commonly used in evaluating real estate companies. Although the National Association of Real Estate Investment Trusts (NAREIT) has published a definition of FFO, real estate companies often modify this definition as they seek to provide financial measures that meaningfully reflect their operations. FFO should not be considered as an alternative to net income as an indication of a company’s operating performance or to cash flow from operating activities as a measure of its liquidity. It should be used in conjunction with GAAP net income. FFO disclosed by other REITs may not be comparable to our FFO calculation.
NAREIT’s definition of FFO adjusts GAAP net income to exclude depreciation and gains/losses from the sales of properties and adjusts for FFO applicable to unconsolidated partnerships and joint ventures. We calculate FFO in accordance with this definition and then include other adjustments to GAAP net income to adjust for certain non-cash charges such as amortization of intangibles, deferred income tax benefits and expenses, straight-line rents, stock compensation, impairment charges on real estate and unrealized foreign currency exchange gains and losses. We exclude these items from GAAP net income as they are not the primary drivers in our decision making process. Our assessment of our operations is focused on long term sustainability and not on such non-cash items which may cause short-term fluctuations in net income but that have no impact on cash flows.

(a)	During the three months ended March 31, 2009, Carey Storage repaid, in full, the $35 million outstanding balance on its secured credit facility for $28 million and recognized a gain of $7 million on the repayment of this debt at a discount, inclusive of profit sharing interest of $4.2 million.

W. P. CAREY & CO. LLC
Adjusted Cash Flow from Operating Activities (Unaudited)
(in thousands, except share and per share amounts)

	Three months ended March 31,
	2009	2008
Cash flow from operating activities — as reported	$24,282	$10,759
Adjustments:
Distributions received from equity investments in real estate in excess of equity income (a)	7,195	1,825
Contributions received from noncontrolling interests, net (b)	222	—
Changes in working capital (c)	7,339	17,350
CPA®:16 — Global performance adjustment, net (d)	—	(12,291)
Settlement payment (e)	—	21,012

Adjusted cash flow from operating activities	$39,038	$38,655

Adjusted cash flow per share (diluted)	$0.98	$0.96

Distributions declared per share	$0.496	$0.482

Payout ratio (distributions per share/adjusted cash flow per share)	51%	50%

Diluted weighted average shares outstanding	39,927,886	40,202,798

Non-GAAP Financial Disclosure
Adjusted cash flow from operating activities is a non-GAAP financial measure that represents cash flow from operating activities on a GAAP basis adjusted for certain timing differences and deferrals as described below. We believe that adjusted cash flow from operating activities is a useful supplemental measure for assessing the cash flow generated from our core operations and is used in evaluating distributions to shareholders. Adjusted cash flow from operating activities should not be considered as an alternative for cash flow from operating activities computed on a GAAP basis as a measure of our liquidity. Adjusted cash flow from operating activities may not be comparable to similarly titled measures of other companies.

(a)	We take a substantial portion of our asset management revenue in shares of the CPA® REIT funds. To the extent we receive distributions in excess of the equity income that we recognize, we include such amounts in our evaluation of cash flow from core operations.

(b)	Represents noncontrolling interests’ share of contributions/distributions made by ventures that we consolidate in our financial statements. This adjustment in the calculation of adjusted cash flow from operating activities was introduced during the fourth quarter of 2008 because we believe that it results in a more accurate presentation of this supplemental measure.

(c)	Timing differences arising from the payment of certain liabilities in a period other than that in which the expense is recognized in determining net income may distort the actual cash flow that our core operations generate. We adjust our GAAP cash flow from operating activities to record such amounts in the period in which the liability was actually incurred. We believe this is a fairer measure of determining our cash flow from core operations.

(d)	Amounts deferred in lieu of CPA®:16 — Global achieving its performance criterion, net of a 45% tax provision. In determining cash flow generated from our core operations, we believe it is more appropriate to normalize cash flow for the impact of CPA®:16 — Global achieving its performance criterion, rather than recognizing the entire deferred amount in the quarter in which the performance criterion was met (second quarter of 2007), as this revenue was actually earned over a three year period.

(e)	In March 2008, we entered into a settlement with the SEC with respect to all matters relating to their investigation. As a result, we paid $30 million in the first quarter of 2008, and recognized an offsetting $9 million tax benefit in the same period.

W. P. CAREY & CO. LLC
Revenue Diversification Analysis (Unaudited)
(in thousands)

	Three months ended
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
Revenue from Investment Management
Asset management revenue	$19,108	$20,344	$20,205	$20,039	$20,126
Structuring revenue	10,409	2,833	10,818	3,169	3,416
Other interest income	356	594	586	548	533

Total investment management revenue	$29,873	$23,771	$31,609	$23,756	$24,075

Percentage of total adjusted revenue	58%	45%	58%	47%	52%

Revenue from Real Estate Ownership
Lease revenue — continuing and discontinued operations	$18,513	$18,658	$18,959	$23,247	$19,254
Other real estate income	3,260	10,422	3,834	3,305	3,122
Other interest income	51	97	166	131	228

Total real estate revenue	$21,824	$29,177	$22,959	$26,683	$22,604

Percentage of total adjusted revenue	42%	55%	42%	53%	48%

Reconciliation of Total Revenue
Total revenue — as reported	$62,135	$61,362	$66,636	$58,503	$57,245
Less: Reimbursed costs from affiliates (a)	(10,967)	(9,414)	(12,820)	(12,568)	(11,506)
Add: Other interest income	407	691	752	679	761
Add: Revenue from discontinued operations	122	309	—	3,825	179

Total Adjusted Revenue	$51,697	$52,948	$54,568	$50,439	$46,679

(a)	Total adjusted revenue excludes reimbursements of costs received from affiliated CPA® REITs as they have no impact on net income. Also excluded is wholesaling revenue earned in connection with CPA®: 17 - Global’s initial public offering, which is primarily offset by underwriting costs incurred in connection with the offering.

W. P. CAREY & CO. LLC
Revenue Stability Analysis (Unaudited)
(in thousands)

	Three months ended
	March 31, 2009		December 31, 2008		September 30, 2008		June 30, 2008		March 31, 2008
	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%
Revenue Type
Rents (a)	$18,564		$18,755		$19,125		$23,378		$19,482
Management revenue (b)	19,464		20,938		20,791		20,587		20,659

Rents and Management Revenue	38,028	74%	39,693	75%	39,916	73%	43,965	87%	40,141	86%

Structuring revenue (c)	10,409		2,833		10,818		3,169		3,416
Other real estate income	3,260		10,422		3,834		3,305		3,122

Structuring Revenue & Other Income	13,669	26%	13,255	25%	14,652	27%	6,474	13%	6,538	14%

Total Adjusted Revenue	$51,697	100%	$52,948	100%	$54,568	100%	$50,439	100%	$46,679	100%

(a)	Rents = lease revenue (continuing operations) + revenue from discontinued operations + other interest income from real estate ownership.

(b)	Management revenue includes asset management revenue and interest income earned from CPA® REITs under management.

(c)	Structuring revenue includes structuring fees and deferred structuring fees.

W. P. CAREY & CO. LLC
Portfolio Debt Overview as of March 31, 2009 (Pro rata basis) (Unaudited)
(in thousands)
Portfolio Debt Maturity

Year of Maturity	Outstanding Balance

2009	$34,195
2010	10,574
2011	167,862
2012	31,723
2013	1,979
2014	51,243
2015	47,817
2016	35,129
2017	49,559
2018	8,623
2019	9,991
2020	—
2021	—
2022	—
2023	5,539

Total	$454,234

Fixed and Variable Rate Debt Analysis

Non-Recourse Debt	Outstanding Balance
Fixed	$242,593
Fixed — Swap Agreement	8,623
Fixed — Future Rate Reset	68,258
Variable	18,260

337,734

Recourse Debt
Variable — Line of Credit	116,500

Total Debt	$454,234

W. P. CAREY & CO. LLC
Detailed Debt Summary as of March 31, 2009 (Pro rata basis) (Unaudited)
(in thousands)

Tenant/Lease Guarantor / Percent Ownership	Rate Type	Interest Rate	Maturity Date	Outstanding Balance
Orbital Sciences Corporation	Fixed	7.38%	Jun-2009	$12,025
US Airways Group, Inc. (75%)	Fixed	7.23%	Aug-2009	14,980
The Retail Distribution Group, Inc. (40%)	Fixed	8.51%	Sep-2009	2,190
Billipp Portfolio (a)	Variable	1.78%	Dec-2009	5,000
Bell South Corporation	Fixed	8.11%	Jan-2010	2,660
Hibbett Sports	Fixed	7.50%	Apr-2010	4,553
Daimler Trucks North America LLC	Fixed	7.96%	Jun-2010	3,361
Federal Express Corporation (40%)	Fixed	7.50%	Jan-2011	16,201
AutoZone, Inc. — Series A	Fixed	6.85%	Jan-2011	896
Childtime Childcare, Inc. (34%)	Fixed	7.50%	Jan-2011	2,217
Information Resources, Inc. (33%)	Fixed	7.60%	Jan-2011	7,414
Pioneer Credit Recovery, Inc.	Fixed	7.34%	Jan-2011	5,451
AutoZone, Inc. — Series B	Fixed	6.85%	Feb-2011	1,414
Career Education Corporation	Fixed	7.58%	Jun-2011	6,788
24 Hour Fitness USA, Inc.	Fixed	7.50%	Aug-2011	2,908
Sprint Spectrum, LP	Fixed	7.64%	Aug-2011	8,073
Qwest Communications, Inc.	Fixed	7.50%	Jun-2012	1,412
AutoZone, Inc. — Series C	Fixed	6.85%	Aug-2012	719
BE Aerospace, Inc.	Fixed	6.11%	Nov-2012	8,429
Faurecia Exhaust Systems, Inc.	Fixed	5.16%	Nov-2012	2,491
Anthony’s Manufacturing Company	Fixed	5.11%	Nov-2012	8,640
Alstom Power, Inc. and Werner Co.	Fixed	5.18%	Dec-2012	10,032
AutoZone, Inc. — Series D	Fixed	6.85%	Aug-2013	1,979
Carrefour France, S.A. (46%) (b)	Fixed-Future Rate Reset	5.55%	Dec-2014	51,243
Lowe’s Home Improvement Warehouse	Fixed	4.87%	Sep-2015	9,195
Bouygues Telecom, S.A. (Tours) (95%) (b)	Fixed-Future Rate Reset	3.86%	Oct-2015	7,024
The American Bottling Company	Fixed	5.13%	Nov-2015	31,598
CheckFree Holdings, Inc. (50%)	Fixed	6.18%	Jun-2016	14,875
Bouygues Telecom, S.A. (Illkirch-Graffenstaden) (75%) (b) (c)	Variable	5.01%	Oct-2016	13,260
Consolidated Systems, Inc. (60%)	Fixed	5.87%	Nov-2016	6,994
Hellweg Die Profi-Baumärkte GmbH & Co KG (5%) (b)	Fixed	5.49%	Jan-2017	14,097
SICOR, Inc. (50%)	Fixed	6.20%	Jul-2017	17,675
Medica France, S.A. (46%) (b)	Fixed	5.63%	Oct-2017	17,787

W. P. CAREY & CO. LLC
Detailed Debt Summary as of March 31, 2009 (Pro rata basis) (Unaudited)
(in thousands)

Tenant/Lease Guarantor / Percent Ownership	Rate Type	Interest Rate		Maturity Date	Outstanding Balance
OBI Wroclaw	Fixed-Swap	5.48%		Mar-2018	$8,623
Self-Storage Portfolio (40%)	Fixed-Future Rate Reset	7.00%		Feb-2019/Mar-2019	9,991
Hologic, Inc. (36%)	Fixed	6.40%		May-2023	5,539

Total Non-Recourse Debt		6.04	%(c)		$337,734

Unsecured Line of Credit	Variable	1.32%		Jun-2011	$116,500

Total Debt		4.83	%(c)		$454,234

(a)	Loan was extended for one year in December 2008. There is an additional one-year extension option on this loan.

(b)	Debt balance calculated using an exchange rate of 1.3208 USD/EUR as of March 31, 2009.

(c)	Reflects weighted average interest rate for the applicable debt.

W. P. CAREY & CO. LLC
2009 Investment and Disposition Activity as of March 31, 2009 (Unaudited)
(in thousands, except square footage)
Investment Activity
Investment Management Activity — Real Estate

Portfolio	Tenant/Lease Guarantor	Property Location(s)	Purchase Price	Closing Date	Property Type	Gross Square Footage
CPA®:17 — Global	Kronos Products, Inc. (a)	Glendale Heights, IL	$32,461	Jan-09	Industrial	207,778
CPA®:17 — Global (55%), CPA®:16 — Global (27.25%)	The New York Times Company	New York, NY	193,783	Mar-09	Office	616,875
CPA®:16 — Global	Holopack International Corp. (b)	Columbia, SC	5,081	Mar-09	Industrial	BTS

Total Investment Management Acquisitions			231,325

Principal Activity

WPC LLC (17.75%)	The New York Times Company	New York, NY	39,937	Mar-09	Office	133,125

Total Acquisitions			$271,262			957,778

Disposition Activity

Investment Management Activity

				Disposition
Portfolio(s)	Tenant/Lease Guarantor	Property Location(s)	Gross Sale Price	Date	Property Type	Gross Square Footage
CPA®:14	Moonlight Molds	Gardena, CA	$3,850	Feb-09	Industrial	87,693
CPA®:15	American Pad & Paper LLC	Holyoke, MA	4,250	Mar-09	Industrial	267,640

Total Investment Management Dispositions			8,100			355,333

Principal Activity

WPC LLC	Self-Storage Portfolio Interest (c)	Various locations throughout the U.S.	21,900	Jan-09	Self-Storage	554,063
WPC LLC	PPD Development, L.P.	Austin, TX	2,050	Mar-09	Industrial	26,594

Total Princial Dispositions			23,950			580,657

Total Dispositions			$32,050			935,990

(a)	Includes CPA®:17 — Global’s commitment to renovate the facility at a total cost of approximately $17.5 million.

(b)	Acquisition includes a build-to-suit transaction; gross square footage cannot be determined at this time

(c)	In January 2009, Carey Storage, a subsidiary of W. P. Carey & Co. LLC, completed a transaction with a third party, whereby Carey Storage received cash proceeds of $21.9 million plus a commitment to invest up to a further $8.1 million of equity to fund the purchase of self-storage assets in the future, in exchange for a 60% interest in its self-storage portfolio of 13 properties. Square footage reflects net rentable square feet as of March 31, 2009 for the pro rata interest of the portfolio sold.

W. P. CAREY & CO. LLC
Portfolio Analysis as of March 31, 2009 (Unaudited)
(in thousands)
Portfolio Diversification by Rent (Pro rata basis)

		Percentage of	Percentage of Total
Top Ten Tenants/Lease Guarantors	Annualized Rent	Total Annualized Rent	Annualized Adjusted Revenue (a)
Carrefour France, S.A.	$9,553	9%	5%
Bouygues Telecom, S.A. (France)	4,925	5%	2%
The American Bottling Company	4,842	5%	2%
Daimler Trucks North America LLC	4,634	5%	2%
The New York Times Company	4,293	4%	2%
US Airways Group, Inc.	3,171	3%	2%
Federal Express Corporation	3,077	3%	1%
Medica — France S.A.	3,017	3%	1%
Orbital Sciences Corporation	2,956	3%	1%
Titan Corporation	2,707	3%	1%

Total	$43,175	43%	19%

(a)	Total Adjusted Revenue = Total revenue as reported, less reimbursed costs from affiliates, plus other interest income, plus revenue from discontinued operations.

W. P. CAREY & CO. LLC
Portfolio Diversification Analysis by Property Type as of March 31, 2009 (Unaudited)
(in thousands)

Property Type	Square Footage (a)	Percent
Industrial	8,154	48%
Warehouse/Distribution	5,106	30%
Office	2,129	12%
Retail	1,125	7%
Other Properties (c)	363	2%
Hospitality	158	1%

Total (d)	17,035	100%

Portfolio Diversification by Property Type
(based on square footage)

Property Type	Annualized Rent (b)	Percent
Industrial	$35,670	35%
Office	32,878	32%
Warehouse/Distribution	20,569	20%
Other Properties (c)	6,440	6%
Retail	5,820	6%
Hospitality	1,500	1%

Total (d)	$102,877	100%

Portfolio Diversification by Property Type
(based on annualized rent)

(a)	Square footage for jointly owned properties shown on a pro rata basis.

(b)	Rents reflect current annualized rents on a pro rata basis.

(c)	Reflects properties used for health care; education, child care and social services; leisure, amusement and recreation; unoccupied land.

(d)	Excludes our investment in 13 domestic self-storage properties totaling approximately 0.4 million square feet as of March 31, 2009.

W. P. CAREY & CO. LLC
Portfolio Diversification Analysis by Tenant Industry as of March 31, 2009 (Unaudited)
(in thousands)

	Annualized	Percentage of
Industry Type (a)	Rent (b)	Annualized Rent
Retail Trade	$16,362	16%
Business and Commercial Services	11,228	11%
Telecommunications	10,683	10%
Healthcare, Education and Childcare	9,324	9%
Media: Printing and Publishing	7,050	7%
Electronics	7,001	7%
Automobile	5,319	5%
Beverages, Food, and Tobacco	5,249	5%
Aerospace and Defense	4,824	5%
Forest Products and Paper	4,605	5%
Transportation — Personal	3,355	3%
Transportation — Cargo	3,102	3%
Machinery	2,898	3%
Mining, Metals, and Primary Metal Industries	2,097	2%
Chemicals, Plastics, Rubber, and Glass	1,813	2%
Hotels and Gaming	1,509	1%
Consumer and Durable Goods	1,386	1%
Federal, State and Local Government	1,170	1%
Construction and Building	1,114	1%
Other (c)	2,788	3%

Total (d)	$102,877	100%

(a)	Based on the Moody’s Classification System and information provided by the tenant.

(b)	Rents reflect current annualized rents on a pro rata basis.

(c)	Includes revenue from tenants in the following industries: textiles, leather, and apparel (1%), leisure, amusement, entertainment (1%), grocery (0.5%) and consumer non-durable goods (0.5%).

(d)	Excludes our investment in 13 domestic self-storage properties totaling approximately 0.4 million square feet as of March 31, 2009.

W. P. CAREY & CO. LLC
Portfolio Diversification Analysis by Geography as of March 31, 2009 (Unaudited)
(in thousands)

Region	Square Footage (a)	Percent
United States
South	4,991	29%
Midwest	4,557	27%
East	3,105	18%
West	2,338	14%

	14,991	88%

International
Europe	2,044	12%

Total (d)	17,035	100%

Portfolio Diversification by Geography
(based on square footage)

Region	Annualized Rent (b)	Percent
United States
South	$27,993	27%
West	21,638	21%
Midwest	18,087	18%
East	14,502	14%

	82,220	80%

International
Europe (c)	20,657	20%

Total (d)	$102,877	100%

Portfolio Diversification by Geography
(based on annualized rent)

(a)	Square footage for jointly owned properties shown on a pro rata basis.

(b)	Rents reflect current annualized rents on a pro rata basis.

(c)	Includes revenue from tenants in the following countries: France (17%), Germany (2%) and Poland (1%).

(d)	Excludes our investment in 13 domestic self-storage properties totaling approximately 0.4 million square feet as of March 31, 2009.

W. P. CAREY & CO. LLC
Portfolio Lease Maturity Analysis as of March 31, 2009 (Pro rata basis) (Unaudited)
(in thousands)

		Percentage of
Year of Lease	Annualized	Total Annualized
Expiration (a)	Rents	Rent
2009 (b)	6,613	6%
2010	17,660	17%
2011	18,085	18%
2012	8,340	8%
2013	8,055	8%
2014	10,125	10%
2015	2,768	3%
2016	1,720	2%
2017	3,278	3%
2018	4,179	4%
2019	7,434	6%
2020	4,634	5%
2021	—	0%
2022	1,582	2%
2023	—	0%
2024	4,293	4%
2025	941	1%
2026	948	1%
2027	2,222	2%

Total (c)	$102,877	100%

Weighted Average Years to Maturity: 5.76

(a)	Assumes tenant does not exercise renewal option.

(b)	Month-to-month properties are counted in 2009 revenue stream.

(c)	Excludes our investment in 13 domestic self-storage properties totaling approximately 0.4 million square feet as of March 31, 2009.

W. P. CAREY & CO. LLC
Consolidated Balance Sheets (Unaudited)
(in thousands, except share amounts)

	March 31, 2009	December 31, 2008
		(NOTE)
Assets
Real estate, net	$492,064	$499,795
Net investment in direct financing leases	83,561	83,792
Equity investments in real estate and CPA® REITs	298,889	260,620
Operating real estate, net	75,025	74,534
Cash and cash equivalents	21,585	16,799
Due from affiliates	35,683	53,423
Intangible assets and goodwill, net	91,166	93,398
Other assets, net	31,274	28,775

Total assets	$1,129,247	$1,111,136

Liabilities and Equity
Liabilities:
Non-recourse debt	$231,007	$245,874
Line of credit	116,500	81,000
Accounts payable, accrued expenses and other liabilities	57,076	42,323
Income taxes, net	58,081	58,011
Distributions payable	19,355	19,508

Total liabilities	482,019	446,716

Redeemable noncontrolling interests	15,326	18,085

Commitments and contingencies
Equity:
W. P. Carey members’ equity:
Listed shares, no par value, 100,000,000 shares authorized; 39,117,568 and 39,589,594 shares issued and outstanding, respectively	748,654	757,921
Distributions in excess of accumulated earnings	(118,715)	(116,990)
Accumulated other comprehensive loss	(4,435)	(828)

Total W. P. Carey members’ equity	625,504	640,103
Noncontrolling interests	6,398	6,232

Total equity	631,902	646,335

Total liabilities and equity	$1,129,247	$1,111,136

Note:	The consolidated balance sheet at December 31, 2008 has been derived from the consolidated financial statements at that date as adjusted.

W. P. CAREY & CO. LLC
Consolidated Statements of Income (Unaudited)
(in thousands, except share and per share amounts)

	Three Months Ended March 31,
	2009	2008
Revenues
Asset management revenue	$19,108	$20,126
Structuring revenue	10,409	3,416
Wholesaling revenue	1,093	1,140
Reimbursed costs from affiliates	9,874	10,366
Lease revenues	18,391	19,075
Other real estate income	3,260	3,122

	62,135	57,245

Operating Expenses
General and administrative	(19,099)	(15,413)
Reimbursable costs	(9,874)	(10,366)
Depreciation and amortization	(5,683)	(6,051)
Property expenses	(1,936)	(2,378)
Other real estate expenses	(2,131)	(2,069)

	(38,723)	(36,277)

Other Income and Expenses
Other interest income	407	761
Income from equity investments in real estate and CPA® REITs	1,387	4,711
Other income and expenses	3,154	2,811
Interest expense	(4,329)	(5,043)

	619	3,240

Income from continuing operations before income taxes	24,031	24,208
Provision for income taxes	(6,200)	(7,144)

Income from continuing operations	17,831	17,064

Discontinued Operations
Income from operations of discontinued properties	78	126
Loss on sale of real estate	(135)	—

(Loss) income from discontinued operations	(57)	126

Net Income	17,774	17,190
Add: Net loss attributable to noncontrolling interests	170	172
Less: Net income attributable to redeemable noncontrolling interests	(235)	(261)

Net Income Attributable to W. P. Carey Members	$17,709	$17,101

Basic Earnings Per Share
Income from continuing operations attributable to W. P. Carey members	$0.45	$0.44
(Loss) income from discontinued operations attributable to W. P. Carey members	—	—

Net income attributable to W. P. Carey members	$0.45	$0.44

Diluted Earnings Per Share
Income from continuing operations attributable to W. P. Carey members	$0.44	$0.43
(Loss) income from discontinued operations attributable to W. P. Carey members	—	—

Net income attributable to W. P. Carey members	$0.44	$0.43

Weighted Average Shares Outstanding
Basic	39,175,020	38,876,136

Diluted	39,927,886	40,202,798

Amounts Attributable to W. P. Carey Members
Income from continuing operations, net of tax	$17,766	$16,975
(Loss) income from discontinued operations, net of tax	(57)	126

Net income	$17,709	$17,101

Distributions Declared Per Share	$0.496	$0.482

W. P. CAREY & CO. LLC
Consolidated Statements of Cash Flows (Unaudited)
(in thousands)

	Three months ended March 31,
	2009	2008
Cash Flows — Operating Activities
Net income	$17,774	$17,190
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization including intangible assets and deferred financing costs	5,523	6,588
Income from equity investments in real estate and CPA® REITs in excess of distributions received	(1,760)	(1,321)
Straight-line rent adjustments	494	631
Management income received in shares of affiliates	(6,896)	(10,063)
Loss on sale of real estate	135	—
Gain on extinguishment of debt	(6,991)	—
Allocation of income to profit sharing interest	3,698	—
Unrealized loss (gain) on foreign currency transactions, warrants and securities	208	(1,488)
Realized gain on foreign currency transactions and other	(69)	(1,323)
Stock-based compensation expense	1,725	2,106
Decrease in deferred acquisition revenue received	21,794	46,695
Increase in structuring revenue receivable	(4,985)	(1,672)
Increase (decrease) in income taxes, net	971	(608)
Decrease in settlement provision	—	(29,979)
Net changes in other operating assets and liabilities	(7,339)	(15,997)

Net cash provided by operating activities	24,282	10,759

Cash Flows — Investing Activities
Distributions received from equity investments in real estate and CPA® REITs in excess of equity income	5,661	1,826
Capital contributions to equity investments	—	(513)
Purchases of real estate and equity investments in real estate	(39,651)	(184)
Capital expenditures	(4,038)	(2,648)
VAT refunded on purchase of real estate	—	3,189
Funds released from escrow in connection with the sale of property	—	636
Proceeds from transfer of profit sharing interest	21,928	—
Proceeds from sale of real estate	1,925	—

Net cash (used in) provided by investing activities	(14,175)	2,306

Cash Flows — Financing Activities
Distributions paid	(19,587)	(29,581)
Contributions from noncontrolling interests	1,024	558
Distributions to noncontrolling interests	(2,973)	(965)
Distributions to profit sharing interest	(3,434)	—
Scheduled payments of mortgage principal	(2,593)	(2,295)
Proceeds from mortgages and credit facilities	90,000	81,937
Prepayments of mortgage principal and credit facilities	(57,518)	(55,763)
Proceeds from loan from affiliates	1,624	—
Repayment of loan from affiliates	—	(7,569)
Payment of financing costs	—	(369)
Proceeds from issuance of shares	—	10,910
Windfall tax (provision) benefits associated with stock-based compensation awards	(832)	466
Repurchase and retirement of shares	(10,486)	(5,134)

Net cash used in financing activities	(4,775)	(7,805)

Change in Cash and Cash Equivalents During the Period
Effect of exchange rate changes on cash	(546)	228

Net increase in cash and cash equivalents	4,786	5,488
Cash and cash equivalents, beginning of period	16,799	12,137

Cash and cash equivalents, end of period	$21,585	$17,625

W. P. CAREY & CO. LLC
Detailed Property Summary (Unaudited)
March 31, 2009

								Percentage of
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage	Annualized Rent	Total Rent(e)	Increase Factor	Lease Expiration	Maximum Term

Carrefour France, S.A. (a)	46%	Crepy en Valois, France	Warehouse/Distribution	Retail Stores	Europe	101,248	$823,920	0.80%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Crepy en Valois, France	Warehouse/Distribution	Retail Stores	Europe	152,365	1,239,887	1.21%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Lens, France	Warehouse/Distribution	Retail Stores	Europe	126,925	1,004,042	0.98%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Lens, France	Warehouse/Distribution	Retail Stores	Europe	2,598	20,555	0.02%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Lens, France	Warehouse/Distribution	Retail Stores	Europe	4,349	34,399	0.03%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Nîmes, France	Warehouse/Distribution	Retail Stores	Europe	134,937	881,324	0.86%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Nîmes, France	Warehouse/Distribution	Retail Stores	Europe	2,554	16,681	0.02%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Nîmes, France	Warehouse/Distribution	Retail Stores	Europe	596	3,895	0.00%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Colomiers, France	Warehouse/Distribution	Retail Stores	Europe	174,261	1,273,866	1.24%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Colomiers, France	Warehouse/Distribution	Retail Stores	Europe	60,292	440,744	0.43%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Colomiers, France	Warehouse/Distribution	Retail Stores	Europe	7,524	54,999	0.05%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Colomiers, France	Warehouse/Distribution	Retail Stores	Europe	2,899	21,191	0.02%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Thuit Hebert, France	Warehouse/Distribution	Retail Stores	Europe	107,958	633,895	0.62%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Thuit Hebert, France	Warehouse/Distribution	Retail Stores	Europe	68,476	402,072	0.39%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Ploufragan, France	Warehouse/Distribution	Retail Stores	Europe	122,591	768,443	0.75%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Cholet, France	Warehouse/Distribution	Retail Stores	Europe	99,261	659,911	0.64%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Nîmes, France	Warehouse/Distribution	Retail Stores	Europe	177,786	1,273,049	1.24%	INSEE (2)	Nov-2012	Nov-2012

Carrefour France, S.A. Total						1,346,620	9,552,874	9.29%

Bouygues Telecom, S.A.(a)	75%	Illkirch-Graffenstaden, France	Office	Telecommunications	Europe	80,721	3,053,492	2.97%	INSEE (2)	Feb-2013	Feb-2013
Bouygues Telecom, S.A.(a)	95%	Tours, France	Office	Telecommunications	Europe	102,227	1,871,424	1.82%	INSEE (2)	Sep-2009	Sep-2009

Bouygues Telecom, S.A. Total						182,948	4,924,916	4.79%

The American Bottling Company	100%	Irving, TX	Industrial	Beverages, Food, and Tobacco	South	459,497	2,937,278	2.86%	CPI	Jun-2014	Jun-2014
The American Bottling Company	100%	Houston, TX	Industrial	Beverages, Food, and Tobacco	South	262,450	1,904,924	1.85%	CPI	Jun-2014	Jun-2014

The American Bottling Company Total						721,947	4,842,202	4.71%

Daimler Trucks North America LLC	100%	Detroit, MI	Industrial	Automobile	Midwest	2,730,750	4,634,253	4.50%	PPI	Jun-2020	Jun-2030

The New York Times Company	18%	New York, NY	Office	Media: Printing and Publishing	East	126,420	4,293,281	4.17%	Fixed	Mar-2024	Mar-2044

US Airways Group, Inc.	75%	Tempe, AZ	Office	Transportation - Personal	West	167,890	3,171,483	3.08%	CPI	Apr-2014	Nov-2029
Federal Express Corporation	40%	Collierville, TN	Office	Transportation - Cargo	South	39,038	701,821	0.68%	CPI	Aug-2019	Nov-2029
Federal Express Corporation	40%	Collierville, TN	Office	Transportation - Cargo	South	39,038	701,821	0.68%	CPI	Aug-2019	Nov-2029
Federal Express Corporation	40%	Collierville, TN	Office	Transportation - Cargo	South	39,038	701,821	0.68%	CPI	Aug-2019	Nov-2029
Federal Express Corporation	40%	Collierville, TN	Office	Transportation - Cargo	South	39,038	701,821	0.68%	CPI	Aug-2019	Nov-2029
Federal Express Corporation	100%	College Station, TX	Warehouse/Distribution	Transportation - Cargo	South	12,080	68,400	0.07%	Fixed	Apr-2012	Apr-2017
Federal Express Corporation	100%	Corpus Christi, TX	Warehouse/Distribution	Transportation - Cargo	South	30,212	201,037	0.20%	Fixed	May-2012	May-2017

Federal Express Corporation Total						198,444	3,076,722	2.99%

Medica France S.A. (a)	46%	Chatou, France	Other	Healthcare, Education and Childcare	Europe	24,666	407,319	0.40%	INSEE (2)	Jun-2010	Jun-2010
Medica France S.A. (a)	46%	Poissy, France	Other	Healthcare, Education and Childcare	Europe	24,592	445,506	0.43%	INSEE (2)	Jun-2010	Jun-2010
Medica France S.A. (a)	46%	Rosny sous Bois, France	Other	Healthcare, Education and Childcare	Europe	21,846	377,407	0.37%	INSEE (2)	Jun-2010	Jun-2010
Medica France S.A. (a)	46%	Paris, France	Other	Healthcare, Education and Childcare	Europe	24,770	572,793	0.56%	INSEE (2)	Jun-2010	Jun-2010
Medica France S.A. (a)	46%	Rueil Malmaison, France	Other	Healthcare, Education and Childcare	Europe	23,813	539,062	0.52%	INSEE (2)	Jun-2010	Jun-2010
Medica France S.A. (a)	46%	Sarcelles, France	Other	Healthcare, Education and Childcare	Europe	34,620	674,623	0.66%	INSEE (2)	Jun-2010	Jun-2010

Medica France S.A. Total						154,306	3,016,709	2.93%

Orbital Sciences Corporation	100%	Chandler, AZ	Industrial	Aerospace and Defense	West	355,307	2,955,697	2.87%	CPI	Sep-2019	Sep-2029

The Titan Corporation	100%	San Diego, CA	Office	Electronics	West	166,403	2,706,799	2.63%	CPI	Jul-2012	Jul-2017

CheckFree Corporation	50%	Norcross, GA	Office	Business and Commercial Services	South	50,063	969,079	0.94%	CPI	Dec-2015	Dec-2030
CheckFree Corporation	50%	Norcross, GA	Office	Business and Commercial Services	South	34,150	822,231	0.80%	CPI	Dec-2015	Dec-2030
CheckFree Corporation	50%	Norcross, GA	Office	Business and Commercial Services	South	26,125	620,279	0.60%	CPI	Dec-2015	Dec-2030
CheckFree Corporation	50%	Norcross, GA	Land	Business and Commercial Services	South	1	62,368	0.06%	CPI	Dec-2015	Dec-2030

CheckFree Corporation Total						110,339	2,473,956	2.40%

Schuler AG (a)	33%	Göppingen, Germany	Industrial	Machinery	Europe	246,355	2,221,980	2.16%	CPI	Oct-2027	Oct-2047

AutoZone, Inc.	100%	Decatur, AL	Retail	Retail Stores	South	5,400	44,620	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Bessemer, AL	Retail	Retail Stores	South	5,400	32,158	0.03%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Phenix City, AL	Retail	Retail Stores	South	5,400	44,620	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Mobile, AL	Retail	Retail Stores	South	5,400	44,620	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Chickasaw, AL	Retail	Retail Stores	South	5,400	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Montgomery, AL	Retail	Retail Stores	South	5,400	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Panama City, FL	Retail	Retail Stores	South	5,401	35,345	0.03%	Fixed	Aug-2012	Dec-2037
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Stores	South	5,000	34,867	0.03%	Fixed	Aug-2012	Dec-2037
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Stores	South	5,400	47,772	0.05%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Stores	South	5,400	54,379	0.05%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Columbus, GA	Retail	Retail Stores	South	5,400	43,414	0.04%	None	Feb-2011	Feb-2026

								Percentage of
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage	Annualized Rent	Total Rent(e)	Increase Factor	Lease Expiration	Maximum Term

AutoZone, Inc.	100%	Albany, GA	Retail	Retail Stores	South	5,400	43,262	0.04%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Brunswick, GA	Retail	Retail Stores	South	5,400	39,854	0.04%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Augusta, GA	Retail	Retail Stores	South	5,400	34,138	0.03%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Macon, GA	Retail	Retail Stores	South	5,400	49,503	0.05%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Collinsville, IL	Retail	Retail Stores	Midwest	5,400	36,178	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Alton, IL	Retail	Retail Stores	Midwest	5,400	44,620	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Wood River, IL	Retail	Retail Stores	Midwest	5,400	36,178	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Belleville, IL	Retail	Retail Stores	Midwest	5,400	44,620	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	West Monroe, LA	Retail	Retail Stores	South	5,400	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Stores	South	5,400	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Lake Charles, LA	Retail	Retail Stores	South	6,480	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Lake Charles, LA	Retail	Retail Stores	South	6,480	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Stores	South	6,600	21,567	0.02%	Fixed	Mar-2009	Mar-2024
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Stores	South	5,401	23,124	0.02%	Fixed	Apr-2009	Apr-2019
AutoZone, Inc.	100%	Hammond, LA	Retail	Retail Stores	South	6,480	40,121	0.04%	Fixed	Aug-2012	Dec-2037
AutoZone, Inc.	100%	Maplewood, MO	Retail	Retail Stores	Midwest	6,480	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Overland, MO	Retail	Retail Stores	Midwest	6,480	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	St. Louis, MO	Retail	Retail Stores	Midwest	5,400	36,178	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Breckenridge, MO	Retail	Retail Stores	Midwest	5,400	44,151	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	St. Peters, MO	Retail	Retail Stores	Midwest	5,400	48,957	0.05%	Fixed	Aug-2012	Dec-2037
AutoZone, Inc.	100%	St. Peters, MO	Retail	Retail Stores	Midwest	6,660	48,718	0.05%	Fixed	Aug-2012	Dec-2037
AutoZone, Inc.	100%	Gastonia, NC	Retail	Retail Stores	East	5,400	52,149	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Charlotte, NC	Retail	Retail Stores	East	5,400	42,283	0.04%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Statesville, NC	Retail	Retail Stores	East	5,400	50,739	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Lenoir, NC	Retail	Retail Stores	East	5,400	50,739	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Shelby, NC	Retail	Retail Stores	East	6,660	30,807	0.03%	Fixed	Aug-2012	Dec-2037
AutoZone, Inc.	100%	Kannapolis, NC	Retail	Retail Stores	East	6,408	24,069	0.02%	Fixed	Oct-2010	Oct-2025
AutoZone, Inc.	100%	Morgantown, NC	Retail	Retail Stores	East	5,400	19,451	0.02%	Fixed	Oct-2010	Aug-2019
AutoZone, Inc.	100%	Albuquerque, NM	Retail	Retail Stores	West	5,400	54,642	0.05%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Farmington, NM	Retail	Retail Stores	West	5,400	41,479	0.04%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Lexington, SC	Retail	Retail Stores	East	5,400	50,079	0.05%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	East Ridge, TN	Retail	Retail Stores	South	6,480	20,602	0.02%	Fixed	Oct-2013	Oct-2023
AutoZone, Inc.	100%	Knoxville, TN	Retail	Retail Stores	South	6,660	23,008	0.02%	Fixed	May-2009	May-2024
AutoZone, Inc.	100%	Austin, TX	Retail	Retail Stores	South	4,000	31,321	0.03%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Waco, TX	Retail	Retail Stores	South	4,800	37,585	0.04%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Corpus Christi, TX	Retail	Retail Stores	South	6,600	51,679	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Corpus Christi, TX	Retail	Retail Stores	South	6,480	50,739	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Victoria, TX	Retail	Retail Stores	South	6,480	50,739	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	San Antonio, TX	Retail	Retail Stores	South	5,400	42,283	0.04%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Nederland, TX	Retail	Retail Stores	South	4,000	31,321	0.03%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	West Orange, TX	Retail	Retail Stores	South	4,000	31,321	0.03%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Houston, TX	Retail	Retail Stores	South	5,400	53,488	0.05%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	San Antonio, TX	Retail	Retail Stores	South	5,400	55,795	0.05%	None	Aug-2013	Dec-2038

AutoZone, Inc. Total						302,230	2,216,594	2.15%

Sybron Dental Specialties, Inc.	100%	Romulus, MI	Industrial	Healthcare, Education and Childcare	Midwest	220,000	1,456,610	1.42%	CPI	Dec-2018	Dec-2043
Sybron Dental Specialties, Inc.	100%	Glendora, CA	Office	Healthcare, Education and Childcare	West	25,000	555,148	0.54%	CPI	Dec-2018	Dec-2043

Sybron Dental Specialties, Inc. Total						245,000	2,011,758	1.96%

Lucent Technologies, Inc.	100%	Charlotte, NC	Industrial	Electronics	East	568,670	1,993,194	1.94%	Fixed	Mar-2010	Mar-2016

BellSouth Telecommunications, Inc.	100%	Ft. Lauderdale, FL	Warehouse/Distribution	Telecommunications	South	80,450	629,820	0.61%	Fixed	Jun-2016	Jun-2021
BellSouth Telecommunications, Inc.	100%	Lafayette, LA	Office	Telecommunications	South	66,846	1,351,150	1.31%	Fixed	Dec-2009	Dec-2039

BellSouth Telecommunications, Inc. Total						147,296	1,980,970	1.93%

Quebecor Printing Atlanta, Inc.	100%	Doraville, GA	Industrial	Media: Printing and Publishing	South	432,559	1,940,625	1.89%	CPI	Dec-2009	Dec-2042

Career Education Corporation	100%	Mendota Heights, MN	Other	Healthcare, Education and Childcare	Midwest	136,400	1,892,831	1.84%	Fixed	May-2011	May-2019

Information Resources, Inc.	33%	Chicago, IL	Office	Business and Commercial Services	Midwest	30,797	683,141	0.66%	CPI	Oct-2013	Oct-2023
Information Resources, Inc.	33%	Chicago, IL	Office	Business and Commercial Services	Midwest	53,195	1,179,801	1.15%	CPI	Oct-2013	Oct-2015

Information Resources, Inc. Total						83,992	1,862,942	1.81%

Fiskars Brands, Inc.	100%	Apopka, FL	Industrial	Chemicals, Plastics, Rubber, and Glass	South	260,160	1,258,273	1.22%	CPI	Mar-2010	Mar-2035
Fiskars Brands, Inc.	100%	Apopka, FL	Industrial	Chemicals, Plastics, Rubber, and Glass	South	109,377	528,979	0.51%	CPI	Mar-2010	Mar-2035
Fiskars Brands, Inc.	100%	Apopka, FL	Industrial	Chemicals, Plastics, Rubber, and Glass	South	5,292	25,561	0.02%	CPI	Mar-2010	Mar-2035

Fiskars Brands, Inc. Total						374,829	1,812,813	1.76%

Unisource Worldwide, Inc.	100%	Anchorage, AK	Warehouse/Distribution	Forest Products and Paper	West	44,712	344,803	0.34%	Fixed	Dec-2009	Dec-2029
Unisource Worldwide, Inc.	100%	Commerce, CA	Warehouse/Distribution	Forest Products and Paper	West	411,561	1,422,080	1.38%	Fixed	Apr-2010	Apr-2030

Unisource Worldwide, Inc. Total						456,273	1,766,883	1.72%

Amylin Pharmaceuticals/SICOR, Inc.	50%	San Diego, CA	Office	Healthcare, Education and Childcare	West	35,951	835,705	0.81%	CPI	Jul-2019	Jul-2029
Amylin Pharmaceuticals/SICOR, Inc.	50%	San Diego, CA	Industrial	Healthcare, Education and Childcare	West	36,205	835,705	0.81%	CPI	Jul-2019	Jul-2029

Amylin Pharmaceuticals/SICOR, Inc. Total						72,156	1,671,410	1.62%

Cleo, Inc.	100%	Memphis, TN	Warehouse/Distribution	Forest Products and Paper	South	614,274	958,496	0.93%	CPI	Dec-2010	Dec-2015
Cleo, Inc.	100%	Memphis, TN	Warehouse/Distribution	Forest Products and Paper	South	391,896	611,504	0.59%	CPI	Dec-2010	Dec-2015

Cleo, Inc. Total						1,006,170	1,570,000	1.53%

BE Aerospace, Inc.	100%	Lenexa, KS	Industrial	Aerospace and Defense	Midwest	130,094	646,020	0.63%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Warehouse/Distribution	Aerospace and Defense	East	90,800	259,807	0.25%	Fixed	Sep-2017	Sep-2037

								Percentage of
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage	Annualized Rent	Total Rent(e)	Increase Factor	Lease Expiration	Maximum Term

BE Aerospace, Inc.	100%	Winston-Salem, NC	Industrial	Aerospace and Defense	East	74,026	211,805	0.21%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Industrial	Aerospace and Defense	East	50,200	143,638	0.14%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Office	Aerospace and Defense	East	43,788	125,286	0.12%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Industrial	Aerospace and Defense	East	15,402	44,071	0.04%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Dallas, TX	Industrial	Aerospace and Defense	South	22,680	123,051	0.12%	Fixed	Sep-2017	Sep-2037

BE Aerospace, Inc. Total						426,990	1,553,679	1.51%

Lowe’s Home Improvement Warehouse	100%	Bellevue, WA	Retail	Retail Stores	West	143,352	1,524,347	1.48%	CPI	Aug-2018	Aug-2018

Pharmaco International, Inc.	100%	Austin, TX	Industrial	Business and Commercial Services	South	65,160	639,282	0.62%	CPI	Nov-2010	Nov-2030
Pharmaco International, Inc.	100%	Austin, TX	Warehouse/Distribution	Business and Commercial Services	South	17,588	181,889	0.18%	CPI	Nov-2010	Nov-2030
Pharmaco International, Inc.	100%	Austin, TX	Office	Business and Commercial Services	South	8,500	92,480	0.09%	CPI	Nov-2010	Nov-2030
Pharmaco International, Inc.	100%	Austin, TX	Office	Business and Commercial Services	South	8,525	92,765	0.09%	CPI	Nov-2010	Nov-2030
Pharmaco International, Inc.	100%	Austin, TX	Office	Business and Commercial Services	South	8,500	92,480	0.09%	CPI	Nov-2010	Nov-2030
Pharmaco International, Inc.	100%	Austin, TX	Office	Business and Commercial Services	South	40,560	413,825	0.40%	CPI	Nov-2010	Nov-2030

Pharmaco International, Inc. Total						148,833	1,512,721	1.47%

LIVHO, Inc.	100%	Livonia, MI	Hospitality	Hotels and Gaming	Midwest	158,000	1,500,000	1.46%	Fixed	Jan-2012	Jan-2012

Sprint Spectrum, L.P.	100%	Rio Rancho, NM	Office	Telecommunications	West	94,730	1,424,561	1.38%	Fixed	May-2011	May-2021

AT&T Corporation	100%	Bridgeton, MO	Industrial	Telecommunications	Midwest	85,510	1,307,706	1.27%	Fixed	Sep-2011	Jun-2021

United Stationers Supply Company	100%	New Orleans, LA	Warehouse/Distribution	Forest Products and Paper	South	59,000	432,330	0.42%	CPI	Mar-2010	Mar-2030
United Stationers Supply Company	100%	Memphis, TN	Warehouse/Distribution	Forest Products and Paper	South	75,000	374,352	0.36%	CPI	Mar-2010	Mar-2030
United Stationers Supply Company	100%	San Antonio, TX	Warehouse/Distribution	Forest Products and Paper	South	63,098	413,899	0.40%	CPI	Mar-2010	Mar-2030

United Stationers Supply Company Total						197,098	1,220,581	1.19%

Hologic, Inc.	36%	Danbury, CT	Industrial	Electronics	East	22,335	221,263	0.22%	CPI	Aug-2022	Aug-2042
Hologic, Inc.	36%	Bedford, MA	Industrial	Electronics	East	74,520	972,818	0.95%	CPI	Aug-2022	Aug-2042

Hologic, Inc. Total						96,855	1,194,081	1.16%

Omnicom Group, Inc.	100%	Venice, CA	Office	Business and Commercial Services	West	77,719	1,193,661	1.16%	CPI	Sep-2010	Sep-2030

United States Postal Service	100%	Bloomingdale, IL	Office	Federal, State and Local Government	Midwest	60,000	1,170,000	1.14%	Fixed	Apr-2011	Apr-2011

Lockheed Martin Corporation	100%	Webster, TX	Industrial	Business and Commercial Services	South	30,176	301,760	0.29%	Fixed	Jun-2010	Jun-2013
Lockheed Martin Corporation	100%	King of Prussia, PA	Office	Business and Commercial Services	East	88,578	819,347	0.80%	Fixed	Jul-2013	Jul-2023

Lockheed Martin Corporation Total						118,754	1,121,107	1.09%

The United States Playing Card Company	100%	Erlanger, KY	Warehouse/Distribution	Media: Printing and Publishing	East	409,600	816,480	0.79%	Fixed	Jun-2017	Jun-2020
The United States Playing Card Company	100%	Erlanger, KY	Warehouse/Distribution	Consumer and Durable Goods	East	162,604	293,962	0.29%	Fixed	Jul-2015	Jul-2021

The United States Playing Card Company Total						572,204	1,110,442	1.08%

Cree Microwave, LLC	100%	Sunnyvale, CA	Industrial	Electronics	West	50,311	1,107,385	1.08%	CPI	Nov-2011	Nov-2026

Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	39,920	238,343	0.23%	CPI	May-2012	May-2012
Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	95,420	569,819	0.55%	CPI	May-2012	May-2012
Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	7,220	43,127	0.04%	CPI	May-2012	May-2012
Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	40,285	240,527	0.23%	CPI	May-2012	May-2012

Anthony’s Manufacturing Company, Inc. Total						182,845	1,091,816	1.06%

United Space Alliance, LLC	100%	Webster, TX	Industrial	Business and Commercial Services	South	5,856	63,245	0.06%	None	Sep-2010	Sep-2011
United Space Alliance, LLC	100%	Webster, TX	Industrial	Business and Commercial Services	South	38,150	412,020	0.40%	None	Sep-2010	Sep-2011
United Space Alliance, LLC	100%	Webster, TX	Industrial	Business and Commercial Services	South	2,044	22,075	0.02%	None	Sep-2010	Sep-2011
United Space Alliance, LLC	100%	Webster, TX	Warehouse/Distribution	Business and Commercial Services	South	91,800	572,832	0.56%	None	Sep-2010	Sep-2012

United Space Alliance LLC Total						137,850	1,070,172	1.04%

Swat-Fame, Inc.	100%	City of Industry, CA	Industrial	Textiles, Leather, and Apparel	West	233,205	1,007,497	0.98%	CPI	Dec-2010	Dec-2020

Consolidated Systems, Inc.	60%	Columbia, SC	Office	Mining, Metals, and Primary Metal Industries	East	24,459	68,424	0.07%	Fixed	Oct-2026	Oct-2046
Consolidated Systems, Inc.	60%	Columbia, SC	Industrial	Mining, Metals, and Primary Metal Industries	East	294,249	823,165	0.80%	Fixed	Oct-2026	Oct-2046
Consolidated Systems, Inc.	60%	Columbia, SC	Warehouse/Distribution	Mining, Metals, and Primary Metal Industries	East	13,792	38,582	0.04%	Fixed	Oct-2026	Oct-2046
Consolidated Systems, Inc.	60%	Columbia, SC	Warehouse/Distribution	Mining, Metals, and Primary Metal Industries	East	6,266	17,529	0.02%	Fixed	Oct-2026	Oct-2046

Consolidated Systems, Inc. Total						338,765	947,700	0.92%

OBI Group (a)	100%	Wroclaw, Poland	Retail	Retail Stores	Europe	113,559	940,733	0.91%	CPI	Dec-2025	Dec-2040

24 Hour Fitness USA, Inc.	100%	Austin, TX	Other	Leisure, Amusement, Entertainment	South	43,935	907,245	0.88%	CPI	Jun-2017	Jun-2033

Sports Wholesale, Inc.	100%	Birmingham, AL	Warehouse/Distribution	Retail Stores	South	219,312	876,900	0.85%	CPI	Dec-2014	Dec-2029

NVR, Inc.	100%	Thurmont, MD	Industrial	Construction and Building	East	150,468	687,992	0.67%	CPI	Mar-2014	Mar-2030
NVR, Inc.	100%	Farmington, NY	Industrial	Construction and Building	East	29,273	132,805	0.13%	CPI	Mar-2014	Mar-2030

NVR, Inc. Total						179,741	820,797	0.80%

Deloro Satellite Company, Inc.	100%	Goshen, IN	Industrial	Mining, Metals, and Primary Metal Industries	Midwest	52,000	643,069	0.63%	Fixed	Feb-2018	Feb-2023

Wal-Mart Stores, Inc.	100%	Greenfield, IN	Warehouse/Distribution	Retail Stores	Midwest	82,620	567,745	0.55%	None	Jan-2010	Jan-2020

Childtime Childcare, Inc.	34%	Chandler, AZ	Other	Healthcare, Education and Childcare	West	2,026	38,260	0.04%	CPI	Jan-2016	Jan-2041

								Percentage of
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage	Annualized Rent	Total Rent(e)	Increase Factor	Lease Expiration	Maximum Term

Childtime Childcare, Inc.	34%	Tucson, AZ	Other	Healthcare, Education and Childcare	West	2,165	39,885	0.04%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Alhambra, CA	Other	Healthcare, Education and Childcare	West	2,262	57,530	0.06%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Chino, CA	Other	Healthcare, Education and Childcare	West	2,166	50,248	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Garden Grove, CA	Other	Healthcare, Education and Childcare	West	2,848	49,408	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Tustin, CA	Other	Healthcare, Education and Childcare	West	2,264	57,082	0.06%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Westland, MI	Other	Healthcare, Education and Childcare	Midwest	2,472	28,625	0.03%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Westland, MI	Other	Healthcare, Education and Childcare	Midwest	2,787	37,532	0.04%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Canton, MI	Other	Healthcare, Education and Childcare	Midwest	2,311	51,872	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Carrollton, TX	Other	Healthcare, Education and Childcare	South	2,438	49,912	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Duncanville, TX	Other	Healthcare, Education and Childcare	South	2,438	49,912	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Lewisville, TX	Other	Healthcare, Education and Childcare	South	2,440	49,912	0.05%	CPI	Jan-2016	Jan-2041

Childtime Childcare, Inc. Total						28,617	560,176	0.54%

Vertafore, Inc.	100%	College Station, TX	Office	Telecommunications	South	33,400	548,741	0.53%	Fixed	Dec-2009	Dec-2015

Penberthy, Inc.	100%	Prophetstown, IL	Industrial	Mining, Metals, and Primary Metal Industries	Midwest	161,878	506,376	0.49%	CPI	Apr-2011	Apr-2026

Alcoa, Inc.	100%	Salisbury, NC	Warehouse/Distribution	Machinery	East	200,000	495,082	0.48%	Fixed	Jun-2010	Jun-2020

Alstom Power	100%	Erlanger, KY	Warehouse/Distribution	Business and Commercial Services	East	197,400	484,746	0.47%	Fixed	May-2013	May-2013

Jada Toys, Inc.	100%	City of Industry, CA	Industrial	Consumer Non-durable Goods	West	92,595	457,320	0.44%	Fixed	Apr-2012	Apr-2017

The Retail Distribution Group, Inc.	40%	Grand Rapids, MI	Warehouse/Distribution	Beverages, Food, and Tobacco	Midwest	71,784	406,367	0.40%	Fixed	Aug-2013	Aug-2013

Kmart Corporation	100%	Citrus Heights, CA	Retail	Retail Stores	West	89,760	180,000	0.17%	None	May-2011	May-2026
Kmart Corporation	100%	Drayton Plains, MI	Retail	Retail Stores	Midwest	103,018	210,000	0.20%	None	Mar-2011	Mar-2026

Kmart Corporation Total						192,778	390,000	0.38%

Faurecia Exhaust Systems	100%	Toledo, OH	Office	Automobile	Midwest	61,000	387,415	0.38%	CPI	Nov-2022	Nov-2022

Petrocon Engineering, Inc.	100%	Beaumont, TX	Office	Business and Commercial Services	South	8,580	76,362	0.07%	Fixed	Dec-2011	Dec-2014
Petrocon Engineering, Inc.	100%	Beaumont, TX	Office	Business and Commercial Services	South	34,300	304,584	0.30%	Fixed	Dec-2011	Dec-2014

Petrocon Engineering, Inc. Total						42,880	380,946	0.37%

Pioneer Credit Recovery, Inc.	100%	Moorestown, NJ	Office	Business and Commercial Services	East	30,000	360,000	0.35%	Fixed	Apr-2012	Apr-2018

S&ME, Inc.	100%	Raleigh, NC	Office	Business and Commercial Services	East	27,770	318,204	0.31%	Fixed	Jul-2016	Jul-2026

Tubular Metal Systems	100%	Pinconning, MI	Industrial	Automobile	Midwest	220,588	297,684	0.29%	CPI	Jul-2013	Dec-2022

The Roof Center, Inc.	100%	Manassas, VA	Industrial	Construction and Building	East	60,446	293,732	0.29%	Fixed	Jul-2009	Jul-2009

Qwest Communications, Inc.	100%	Scottsdale, AZ	Industrial	Telecommunications	West	2,900	178,358	0.17%	Fixed	Feb-2012	Feb-2017
Qwest Communications, Inc.	100%	Scottsdale, AZ	Industrial	Telecommunications	West	1,560	95,946	0.09%	Fixed	Feb-2012	Feb-2017

Qwest Communications, Inc. Total						4,460	274,304	0.27%

Honeywell International, Inc.	100%	Houston, TX	Warehouse/Distribution	Aerospace and Defense	South	32,320	235,680	0.23%	None	Sep-2010	Sep-2010

Bell Atlantic Corporation	100%	Milton, VT	Industrial	Telecommunications	East	30,624	221,438	0.22%	Fixed	Feb-2013	Feb-2013

Tranco Logistics, LLC	100%	Chattanooga, TN	Industrial	Business and Commercial Services	South	80,000	216,000	0.21%	None	Jan-2010	Jan-2011

Ace Hardware	100%	Houston, TX	Retail	Retail Stores	South	23,569	212,121	0.21%	Fixed	Mar-2016	Mar-2026

Xerox Corporation	100%	Hot Springs, AR	Retail	Machinery	South	36,850	180,565	0.18%	Fixed	May-2011	May-2021

Continental Airlines, Inc.	100%	Houston, TX	Warehouse/Distribution	Transportation - Personal	South	25,125	163,500	0.16%	Fixed	Jul-2013	Jul-2013

Multi-Tenant Building	100%	Broomfield, CO	Office	Various	West	42,349	160,885	0.16%	Various	Various	Various

Winn-Dixie Stores, Inc.	100%	Brewton, AL	Retail	Grocery	South	30,625	134,500	0.13%	None	Oct-2010	Oct-2030

Affiliated Foods Southwest, Inc.	100%	Hope, AR	Retail	Grocery	South	35,784	85,882	0.08%	CPI	Mar-2012	Mar-2037
Affiliated Foods Southwest, Inc.	100%	Little Rock, AR	Retail	Grocery	South	21,932	34,745	0.03%	CPI	Mar-2012	Mar-2022

Affiliated Foods Southwest, Inc. Total						57,716	120,626	0.12%

Golder Associates Inc.	100%	Houston, TX	Office	Business and Commercial Services	South	3,330	31,572	0.03%	Fixed	Oct-2010	Oct-2020
Golder Associates Inc.	100%	Houston, TX	Office	Business and Commercial Services	South	8,066	74,760	0.07%	Fixed	Oct-2010	Oct-2020

Golder Associates Inc. Total						11,396	106,332	0.10%

Raytheon Company	100%	Webster, TX	Industrial	Business and Commercial Services	South	9,138	82,248	0.08%	Fixed	Jul-2010	Jul-2025

The Boeing Company	100%	Houston, TX	Warehouse/Distribution	Aerospace and Defense	South	10,960	78,600	0.08%	Fixed	Jan-2011	Jan-2013

Bike Barn Holding Company, Inc.	100%	Houston, TX	Retail	Retail Stores	South	6,216	71,280	0.07%	Fixed	Aug-2010	Aug-2015

Kenyon International Emergency Services	100%	Houston, TX	Warehouse/Distribution	Healthcare, Education and Childcare	South	17,725	70,014	0.07%	None	Oct-2009	Oct-2019

Custom Training Group, Inc.	100%	Houston, TX	Office	Healthcare, Education and Childcare	South	7,248	58,200	0.06%	Fixed	Dec-2008	Dec-2011

								Percentage of
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage	Annualized Rent	Total Rent(e)	Increase Factor	Lease Expiration	Maximum Term

Olmsted Kirk Paper Co.	100%	Beaumont, TX	Office	Forest Products and Paper	South	5,760	48,038	0.05%	Fixed	Dec-2012	Dec-2012

RGIS, LLC	100%	Bloomingdale, IL	Office	Business and Commercial Services	Midwest	2,550	44,625	0.04%	Fixed	Nov-2011	Nov-2011

SBH Holdings, LLC	100%	Houston, TX	Office	Healthcare, Education and Childcare	South	5,632	42,578	0.04%	Fixed	Aug-2013	Aug-2016

Jerry Prater Trucking Incorporated	100%	Salisbury, NC	Industrial	Transportation - Cargo	East	13,284	25,200	0.02%	Fixed	Sep-2009	Sep-2012

Pittsburgh Institute of Aeronautics (c)	100%	West Mifflin, PA	Retail	Transportation - Personal	East	1	19,800	0.02%	None	MTM	MTM

Action Buys Cars Inc. (c)	100%	Montgomery, AL	Retail	Retail Stores	South	1	9,900	0.01%	None	MTM	MTM

Classic Cuisines Catering (c)	100%	Bloomingdale, IL	Office	Hotels and Gaming	Midwest	1,000	9,000	0.01%	None	MTM	MTM

Vacant	100%	Bloomingdale, IL	Office	N/A	Midwest	52,450	—	—	N/A	N/A	N/A
Vacant	100%	Bridgeton, MO	Office	N/A	Midwest	78,080	—	—	N/A	N/A	N/A
Vacant	100%	Broomfield, CO	Office	N/A	West	59,436	—	—	N/A	N/A	N/A
Vacant	100%	Chattanooga, TN	Industrial	N/A	South	162,317	—	—	N/A	N/A	N/A
Vacant	100%	College Station,TX	Office	N/A	South	19,152	—	—	N/A	N/A	N/A
Vacant	100%	Hot Springs, AR	Retail	N/A	South	340	—	—	N/A	N/A	N/A
Vacant	100%	Houston, TX	Office	N/A	South	25,364	—	—	N/A	N/A	N/A
Vacant	100%	Jacksonville, FL	Warehouse/Distribution	N/A	South	240,000	—	—	N/A	N/A	N/A
Vacant	100%	Little Rock, AR	Retail	N/A	South	64,358	—	—	N/A	N/A	N/A
Vacant	100%	Montgomery, AL	Retail	N/A	South	32,690	—	—	N/A	N/A	N/A
Vacant	100%	Moorestown, NJ	Office	N/A	East	35,567	—	—	N/A	N/A	N/A
Vacant	100%	Salisbury, NC	Warehouse/Distribution	N/A	East	87,000	—	—	N/A	N/A	N/A
Vacant	100%	Salisbury, NC	Office	N/A	East	10,681	—	—	N/A	N/A	N/A
Vacant	100%	Webster, TX	Industrial	N/A	South	23,214	—	—	N/A	N/A	N/A
Vacant	100%	West Mifflin, PA	Retail	N/A	East	121,053	—	—	N/A	N/A	N/A

Vacant Total						1,011,702	—	—

Grand Total (d)						17,034,880	$102,877,059	100%

(a)	Rents reflect a conversion rate of 1.3208 USD/EUR as of March 31, 2009.

(b)	INSEE construction index, an index published quarterly by the French Government.

(c)	Tenant is occupying property on a month-to-month (MTM) basis.

(d)	Excludes our investment in 13 domestic self-storage properties totaling approximately 0.4 million square feet as of March 31, 2009.

(e)	Numbers may not add due to rounding.